Exhibit 17

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)  Read the Joint Proxy Statement/Prospectus.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48854-P11043	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.
	For	Against	Abstain			For	Against	Abstain
1. THE APPROVAL OF THE ISSUANCE OF ADDITIONAL KMF COMMON STOCK IN CONNECTION WITH THE REORGANIZATION.	☐	☐	☐	3.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KMF’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2018.	☐	☐	☐
2a. THE ELECTION OF ANNE K. COSTIN AS DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HER SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
2b. THE ELECTION OF WILLIAM R. CORDES AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

2c. THE ELECTION OF BARRY R. PEARL AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

2d. THE ELECTION OF KEVIN S. MCCARTHY AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

2e. THE ELECTION OF WILLIAM L. THACKER AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Joint Proxy Statement/Prospectus, Statement of Additional Information and KMF’s most recent

Annual Report are available on the internet at www.kaynefunds.com/kmf/sec-filings/

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

E48855-P11043

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2018 ANNUAL MEETING OF STOCKHOLDERS — JUNE 28, 2018

The undersigned stockholder of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of KMF (the “Annual Meeting”) to be held on June 28, 2018 at 10:00 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed on the reverse side, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)  Read the Joint Proxy Statement/Prospectus.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48856-P11043	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

	For	Against	Abstain			For	Against	Abstain
1. THE APPROVAL OF THE ISSUANCE OF ADDITIONAL KMF COMMON STOCK IN CONNECTION WITH THE REORGANIZATION.	☐	☐	☐	2f.	THE ELECTION OF WILLIAM L. THACKER AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐
2a. THE ELECTION OF ANNE K. COSTIN AS DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HER SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	2g.	THE ELECTION OF WILLIAM H. SHEA, JR. AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐
2b. THE ELECTION OF JAMES C. BAKER AS DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	3.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KMF’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2018.	☐	☐	☐
2c. THE ELECTION OF WILLIAM R. CORDES AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐	4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
2d. THE ELECTION OF BARRY R. PEARL AS DIRECTOR FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐
2e. THE ELECTION OF KEVIN S. MCCARTHY AS DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Joint Proxy Statement/Prospectus, Statement of Additional Information and KMF’s most recent

Annual Report are available on the internet at www.kaynefunds.com/kmf/sec-filings/

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

E48857-P11043

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2018 ANNUAL MEETING OF STOCKHOLDERS — JUNE 28, 2018

The undersigned stockholder of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of KMF (the “Annual Meeting”) to be held on June 28, 2018 at 10:00 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed on the reverse side, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Joint Proxy Statement/Prospectus. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E48864-S72577	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

				For	Against	Abstain
1. THE APPROVAL OF THE REORGANIZATION.				☐	☐	☐

2.  TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Joint Proxy Statement/Prospectus, Statement of Additional Information and KED's most recent

Annual Report are available on the internet at www.kaynefunds.com/ked/sec-filings/

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

E48865-S72577

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

SPECIAL MEETING OF STOCKHOLDERS — JUNE 28, 2018

The undersigned stockholder of Kayne Anderson Energy Development Company (“KED”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of KED (the “Special Meeting”) to be held on June 28, 2018 at 9:30 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed on the reverse side, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE